Exhibit 99.1
                                  ------------



                                THE MORTGAGE POOL

GENERAL

         The mortgage pool will consist of conventional one- to four-family, fully-amortizing mortgage loans, all of which have fixed rates that are secured by first liens on mortgaged properties. The mortgage pool will include the initial mortgage loans which were acquired by the trust on the Closing Date and subsequent mortgage loans which will be acquired by the trust during the Funding Period with amounts on deposit in the Pre-Funding Account. The mortgage loans consist of 1,082 mortgage loans with an aggregate principal balance as of the Subsequent Cut-off Date of approximately $199,999,442 after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received.

PREPAYMENT CHARGES

         Approximately 81.04% of the mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these mortgage loans provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of the mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for distribution on the Bonds.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

         Substantially all of the mortgage loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

         Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 22.00% of the Allowable Claim.

         The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

         With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates will range from 0.29% per annum to 1.65% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

MORTGAGE LOAN CHARACTERISTICS

         The average principal balance of the mortgage loans at origination was approximately $184,975. No mortgage loan had a principal balance at origination of greater than approximately $1,000,000 or less than approximately $47,250. The average principal balance of the mortgage loans as of the Cut-off Date was approximately $184,842. No mortgage loan had a principal balance as of the Cut-off Date of greater than approximately $999,074 or less than approximately $47,144.

         As of the Cut-off Date, the mortgage loans had mortgage rates ranging from approximately 5.500% per annum to approximately 11.750% per annum and the weighted average mortgage rate was approximately 7.663% per annum. The weighted average remaining term to stated maturity of the mortgage loans was approximately 346 months as of the Cut-off Date. None of the mortgage loans will have a first Due Date prior to March 1, 2002, or after December 1, 2002, or will have a remaining term to stated maturity of less than 176 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any mortgage loan is November 1, 2032.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan- to-value ratios at origination of the mortgage loans was approximately 81.71%. No loan-to-value ratio at origination of any mortgage loan was greater than approximately 100.00% or less than approximately 11.25%.

         The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the master servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds -- Yield Sensitivity of the Class M Bonds" in this prospectus supplement.

         25 mortgage loans, representing approximately 2.00% of the mortgage pool (by aggregate outstanding principal balance of the mortgage loans as of the Cut-off Date), are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. These mortgage loans have a weighted average remaining term to stated maturity of approximately 179 months.

         None of the mortgage loans is a buydown mortgage loan.

         None of the mortgage loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         Approximately 81.04% of the mortgage loans (by aggregate outstanding principal balance of the mortgage loans as of the Cut-off Date) provide for prepayment charges.

         Approximately 40.76% and 7.97% of the mortgage loans (by aggregate outstanding principal balance of the mortgage loans as of the Cut-off Date) are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the mortgage loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 0.91% per annum

         Set forth below is a description of certain additional characteristics of the mortgage loans as of the Cut-off Date, except as otherwise indicated. All percentages of the mortgage loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                                                PRINCIPAL BALANCES AT ORIGINATION

                                                                                                   PERCENTAGE OF
                                                                                                    CUT-OFF DATE
                  ORIGINAL                         NUMBER OF           AGGREGATE UNPAID           AGGREGATE UNPAID
           PRINCIPAL BALANCES ($)                MORTGAGE LOANS        PRINCIPAL BALANCE         PRINCIPAL BALANCE
           ----------------------                --------------        -----------------         -----------------
      0.01 -  50,000.00......................             2             $     95,377                   0.05%
 50,000.01 - 100,000.00......................           200               16,714,203                   8.36
100,000.01 - 150,000.00......................           318               39,259,320                  19.63
150,000.01 - 200,000.00......................           236               41,000,166                  20.50
200,000.01 - 250,000.00......................           115               25,708,868                  12.85
250,000.01 - 300,000.00......................            82               22,507,583                  11.25
300,000.01 - 350,000.00......................            50               16,348,750                   8.17
350,000.01 - 400,000.00......................            34               12,822,604                   6.41
400,000.01 - 450,000.00......................             8                3,385,532                   1.69
450,000.01 - 500,000.00......................            17                8,107,081                   4.05
500,000.01 - 550,000.00......................             5                2,621,201                   1.31
550,000.01 - 600,000.00......................             1                  598,964                   0.30
600,000.01 - 650,000.00......................             4                2,505,225                   1.25
650,000.01 - 700,000.00......................             2                1,400,000                   0.70
700,000.01 - 750,000.00......................             4                2,947,474                   1.47
950,000.01 - 1,000,000.00....................             4                3,977,096                   1.99
                                                      -----             ------------                 ------
     Total...................................         1,082             $199,999,442                 100.00%
                                                      =====             ============                 ======

         The average principal balance of the mortgage loans at origination was approximately $184,975.

                                            PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                                                   PERCENTAGE OF
                                                                                                   CUT-OFF DATE
                   CURRENT                         NUMBER OF           AGGREGATE UNPAID          AGGREGATE UNPAID
           PRINCIPAL BALANCES ($)                MORTGAGE LOANS        PRINCIPAL BALANCE         PRINCIPAL BALANCE
           ----------------------                --------------        -----------------         -----------------
      0.01 -  50,000.00......................               2             $     95,377                   0.05%
 50,000.01 - 100,000.00......................             200               16,714,203                   8.36
100,000.01 - 150,000.00......................             319               39,409,167                  19.70
150,000.01 - 200,000.00......................             235               40,850,319                  20.43
200,000.01 - 250,000.00......................             115               25,708,868                  12.85
250,000.01 - 300,000.00......................              82               22,507,583                  11.25
300,000.01 - 350,000.00......................              51               16,698,583                   8.35
350,000.01 - 400,000.00......................              33               12,472,771                   6.24
400,000.01 - 450,000.00......................               8                3,385,532                   1.69
450,000.01 - 500,000.00......................              17                8,107,081                   4.05
500,000.01 - 550,000.00......................               5                2,621,201                   1.31
550,000.01 - 600,000.00......................               1                  598,964                   0.30
600,000.01 - 650,000.00......................               4                2,505,225                   1.25
650,000.01 - 700,000.00......................               2                1,400,000                   0.70
700,000.01 - 750,000.00......................               4                2,947,474                   1.47
950,000.01 - 1,000,000.00....................               4                3,977,096                   1.99
                                                        -----             ------------                 ------
     Total...................................           1,082             $199,999,442                 100.00%
                                                        =====             ============                 ======

                 As of the Cut-off Date, the average current principal balance of the mortgage loans will be approximately $184,842.

                                                         MORTGAGE RATES

                                                                                              PERCENTAGE OF
                                                                                              CUT-OFF DATE
                                              NUMBER OF           AGGREGATE UNPAID           AGGREGATE UNPAID
          MORTGAGE RATES(%)                MORTGAGE LOANS        PRINCIPAL BALANCE          PRINCIPAL BALANCE
          -----------------                --------------        -----------------          -----------------
 5.500 -  5.999.......................             11             $  2,257,220                     1.13%
 6.000 -  6.499.......................             49               12,301,858                     6.15
 6.500 -  6.999.......................            167               39,077,642                    19.54
 7.000 -  7.499.......................            147               29,645,642                    14.82
 7.500 -  7.999.......................            291               50,054,157                    25.03
 8.000 -  8.499.......................            157               23,764,621                    11.88
 8.500 -  8.999.......................            155               26,448,950                    13.22
 9.000 -  9.499.......................             50                7,742,706                     3.87
 9.500 -  9.999.......................             38                6,325,949                     3.16
10.000 - 10.499.......................             10                1,309,406                     0.65
10.500 - 10.999.......................              4                  701,290                     0.35
11.000 - 11.499.......................              1                   72,176                     0.04
11.500 - 11.999.......................              2                  297,826                     0.15
                                                -----             ------------                   ------
     Total............................          1,082             $199,999,442                   100.00%
                                                =====             ============                   ======

         The weighted average mortgage rate of the mortgage loans was approximately 7.663% per annum.

                                                  ORIGINAL LOAN-TO-VALUE RATIOS


                                                                                                PERCENTAGE OF
                                                                                                CUT-OFF DATE
                                              NUMBER OF            AGGREGATE UNPAID           AGGREGATE UNPAID
   ORIGINAL LOAN-TO-VALUE RATIOS (%)        MORTGAGE LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
   ---------------------------------        --------------         -----------------          -----------------
  10.01 -   15.00......................               1             $     67,369                    0.03%
  15.01 -   20.00......................               1                   69,913                    0.03
  20.01 -   25.00......................               1                  125,000                    0.06
  25.01 -   30.00......................               2                  688,671                    0.34
  30.01 -   35.00......................               5                1,549,500                    0.77
  35.01 -   40.00......................               9                1,471,237                    0.74
  40.01 -   45.00......................               4                  489,954                    0.24
  45.01 -   50.00......................               4                1,960,954                    0.98
  50.01 -   55.00......................              17                2,717,100                    1.36
  55.01 -   60.00......................              21                4,890,798                    2.45
  60.01 -   65.00......................              32                5,488,663                    2.74
  65.01 -   70.00......................              78               18,378,289                    9.19
  70.01 -   75.00......................              61               12,748,289                    6.37
  75.01 -   80.00......................             258               51,895,160                   25.95
  80.01 -   85.00......................              24                3,912,619                    1.96
  85.01 -   90.00......................             260               44,806,015                   22.40
  90.01 -   95.00......................             284               45,609,562                   22.80
  95.01 - 100.00.......................              20                3,130,349                    1.57
                                                  -----             ------------                  ------
    Total..............................           1,082             $199,999,442                  100.00%
                                                  =====             ============                  ======

         The minimum and maximum loan-to-value ratios of the mortgage loans at origination were approximately 11.25% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the mortgage loans at origination was approximately 81.71%.

                                                        OCCUPANCY TYPES

                                                                                                 PERCENTAGE OF
                                                                                                 CUT-OFF DATE
                                                   NUMBER OF          AGGREGATE UNPAID         AGGREGATE UNPAID
OCCUPANCY TYPE                                   MORTGAGE LOANS       PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------                                   --------------       -----------------        -----------------
   Second Home...............................             33             $  6,206,008                   3.10%
   Non-Owner Occupied........................            139               21,088,018                  10.54
   Owner Occupied............................            910              172,705,416                  86.35
                                                       -----             ------------                 ------
        Total................................          1,082             $199,999,442                 100.00%
                                                       =====             ============                 ======

         Occupancy type is based on the representation of the borrower at the time of origination.


                                          MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                                                                  PERCENTAGE OF
                                                                                                  CUT-OFF DATE
                                                    NUMBER OF          AGGREGATE UNPAID         AGGREGATE UNPAID
LOAN PROGRAM AND DOCUMENTATION TYPE               MORTGAGE LOANS       PRINCIPAL BALANCE        PRINCIPAL BALANCE
-----------------------------------               --------------       -----------------        -----------------
   Progressive Series Program (Full
   Documentation)............................              92            $ 20,672,587                  10.34%
   Progressive Series Program (Limited
   (Stated) Documentation)...................             212              46,315,565                  23.16
   Progressive Series Program (No Income/
   No Asset Documentation)...................               7               2,080,814                   1.04
   Progressive Express(TM)Program (Non
   Verified Assets)..........................             389              65,064,865                  32.53
   Progressive Express(TM)Program
   (Verified Assets).........................             231              41,049,510                  20.52
   Progressive Express(TM)No Doc Program
   (No Documentation)........................             140              22,866,725                  11.43
   Progressive Express(TM)Program No Doc
   Program (Verified Assets).................              11               1,949,376                   0.97
                                                        -----            ------------                 ------
        Total................................           1,082            $199,999,442                 100.00%
                                                        =====            ============                 ======

         SEE "-- UNDERWRITING STANDARDS" BELOW FOR A DETAILED DESCRIPTION OF THE SELLER'S LOAN PROGRAMS AND DOCUMENTATION REQUIREMENTS.

                                                         RISK CATEGORIES

                                                                                                   PERCENTAGE OF
                                                                                                   CUT-OFF DATE
                                                  NUMBER OF           AGGREGATE UNPAID           AGGREGATE UNPAID
               CREDIT GRADE                    MORTGAGE LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
               ------------                    --------------         -----------------          -----------------
A+(1)......................................             153            $  36,346,524                     18.17%
A(1).......................................             143               31,869,368                     15.93
A-(1)......................................              17                3,054,765                      1.53
B(1).......................................               1                  146,157                      0.07
C(1).......................................               1                   86,406                      0.04
Progressive Express(TM)I(2)..................           309               51,596,214                     25.80
Progressive Express(TM)II(2).................           388               66,382,387                     33.19
Progressive Express(TM)III(2)................            34                5,196,261                      2.60
Progressive Express(TM)IV(2).................            28                4,290,276                      2.15
Progressive Express(TM)V(2)..................             5                  692,176                      0.35
Progressive Express(TM)VI(2).................             3                  338,909                      0.17
                                                      -----             ------------                    ------
   Total...................................           1,082             $199,999,442                    100.00%
                                                      =====             ============                    ======

_________________

(1) All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B and C correspond to Progressive Series I+, I and II, III and III+, IV, and V, respectively. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III. SEE "-- UNDERWRITING STANDARDS."

(2) These mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these mortgage loans is generally based on the borrower's "FICO" score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above.

                                                         PROPERTY TYPES

                                                                                                   PERCENTAGE OF
                                                                                                    CUT-OFF DATE
                                                    NUMBER OF           AGGREGATE UNPAID          AGGREGATE UNPAID
               PROPERTY TYPE                     MORTGAGE LOANS        PRINCIPAL BALANCE         PRINCIPAL BALANCE
               -------------                     --------------        -----------------         -----------------
Single-Family...............................              732             $136,384,117                   68.19%
De Minimis PUD..............................              131               28,346,231                   14.17
Condominium.................................               85               12,616,612                    6.31
Two- to Four-Family.........................               55               10,450,713                    5.23
Planned Unit Development....................               59                9,452,174                    4.73
Hi-Rise.....................................               19                2,671,547                    1.34
CondoHotel..................................                1                   78,049                    0.04
                                                        -----             ------------                  ------
   Total....................................            1,082             $199,999,442                  100.00%
                                                        =====             ============                  ======



                                         GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                              PERCENTAGE OF
                                                                                              CUT-OFF DATE
                                                  NUMBER OF          AGGREGATE UNPAID       AGGREGATE UNPAID
                   STATE                       MORTGAGE LOANS       PRINCIPAL BALANCE       PRINCIPAL BALANCE
                   -----                       --------------       -----------------       -----------------
California.................................            348            $  79,381,518               39.69%
Florida....................................            319               45,848,412               22.92
Georgia....................................             38                6,100,499                3.05
Texas......................................             54                7,683,966                3.84
Other (less than 3% in any one state)......            323               60,985,048               30.49
                                                     -----             ------------              ------
   Total...................................          1,082             $199,999,442              100.00%
                                                     =====             ============              ======


         No more than approximately 1.10% of the mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                                                          LOAN PURPOSES

                                                                                               PERCENTAGE OF
                                                                                                CUT-OFF DATE
                                                  NUMBER OF          AGGREGATE UNPAID         AGGREGATE UNPAID
               LOAN PURPOSE                    MORTGAGE LOANS       PRINCIPAL BALANCE        PRINCIPAL BALANCE
               ------------                    --------------       -----------------        -----------------
Purchase...................................            653             $116,213,011                  58.11%
Cash-Out Refinance.........................            329               64,357,339                  32.18
Rate and Term Refinance....................            100               19,429,092                   9.71
                                                     -----             ------------                 ------
   Total...................................          1,082             $199,999,442                 100.00%
                                                     =====             ============                 ======


         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.